ZIONSSECOND QUARTER 2025 J u l y 2 1 , 2 0 2 5 Financial Review

FORWARD-LOOKING STATEMENTS; USE OF NON-GAAP FINANCIAL MEASURES 2 Forward-Looking Information This presentation includes “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and assumptions regarding future events or determinations, all of which are subject to known and unknown risks, uncertainties, and other factors that may cause our actual results, performance or achievements, industry trends, and results or regulatory outcomes to differ materially from those expressed or implied. Forward-looking statements include, among others: Statements with respect to the beliefs, plans, objectives, goals, targets, commitments, designs, guidelines, expectations, anticipations, and future financial condition, results of operations, and performance of Zions Bancorporation, National Association and its subsidiaries (collectively “Zions Bancorporation, N.A.,” “the Bank,” “we,” “our,” “us”); and Statements preceded or followed by, or that include the words “may,” “might,” “can,” “continue,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “forecasts,” “expect,” “intend,” “target,” “commit,” “design,” “plan,” “projects,” “will,” and the negative thereof and similar words and expressions. Forward-looking statements are not guarantees and should not be relied upon as representing management’s views as of any subsequent date. Actual results and outcomes may differ materially from those presented. Although the following list is not comprehensive, key factors that may cause material differences include: The quality and composition of our loan and investment securities portfolios and the quality and composition of our deposits; Changes in general industry, political, and economic conditions, including increases in the national debt, elevated inflation, economic slowdowns or recessions, and other macroeconomic challenges; changes in interest and reference rates, which could negatively impact our revenues and expenses, the valuation of our assets and liabilities, and the availability and cost of capital and liquidity; and deterioration in economic conditions that may result in increased loan and lease losses; Political developments, including those that result in significant disruptions and changes in the size, scope, and effectiveness of the government, its agencies and services; The effects of newly enacted and proposed regulations affecting us and the banking industry, as well as changes and uncertainties in the interpretation, enforcement, and applicability of laws and fiscal, monetary, regulatory, trade, and tax policies; Actions taken by governments, agencies, central banks, and similar organizations, including those that result in decreases in revenue, increases in regulatory bank fees, insurance assessments, and capital standards; and other regulatory requirements; Evolving trade policies and disputes, such as proposed and implemented tariffs and resulting market volatility and uncertainty, including the effects on supply chains, expenses and revenues for both us and our customers; Judicial, regulatory and administrative inquiries, investigations, examinations or proceedings and the outcomes thereof that create uncertainty for, or are adverse to, us or the banking industry; Changes in our credit ratings; Our ability to innovate and otherwise address competitive pressures and other factors that may affect aspects of our business, such as pricing, relevance of, and demand for, our products and services, and our ability to recruit and retain talent; The potential for both positive and disruptive impacts of emerging technologies, including stablecoins and other digital currencies, blockchain, artificial intelligence, quantum computing, and related innovations affecting both us and the banking industry; Our ability to complete projects and initiatives and execute our strategic plans, manage our risks, control compensation and other expenses, and achieve our business objectives; Our ability to develop and maintain technology and information security systems, along with effective controls designed to guard against fraud, cybersecurity, and privacy risks and related incidents, particularly given the accelerating pace at which threat actors are developing and deploying increasingly sophisticated and targeted tactics against the financial services industry; Our ability to provide adequate oversight of our suppliers to help us prevent or mitigate effects upon us and our customers of inadequate performance, systems failures, or cyber and other incidents by, or affecting, third parties upon whom we rely for the delivery of various products and services; The effects of wars, geopolitical conflicts, and other local, national, or international disasters, crises, or conflicts that may occur in the future; Natural disasters, pandemics, wildfires, catastrophic events, and other emergencies and incidents, and their impact on our and our customers’ operations, business, and communities, including the increasing difficulty in, and the expense of, obtaining property, auto, business, and other insurance products; Governmental and social responses to environmental, social, and governance issues, including those with respect to climate change and diversity; Securities and capital markets behavior, including volatility and changes in market liquidity and our ability to raise capital; The possibility that our recorded goodwill could become impaired, which may have an adverse impact on our earnings and shareholders’ equity; The impact of bank closures or adverse developments at other banks on general investor sentiment regarding the stabil ity and liquidity of banks; Adverse news and other expressions of negative public opinion whether directed at us, other banks, the banking industry, or otherwise that may adversely affect our reputation and that of the banking industry generally; and Other assumptions, risks, or uncertainties described in this earnings release, and other SEC filings. We caution against the undue reliance on forward-looking statements, which reflect our views only as of their date of issuance. Except as required by law, we specifically disclaim any obligation to update any factors or publicly announce revisions to forward-looking statements to reflect future events or developments. Use of Non-GAAP Financial Measures: This document contains several references to non-GAAP measures, including but not limited to, pre-provision net revenue and the “efficiency ratio,” which are common industry terms used by investors and financial services analysts. Certain of these non-GAAP measures are key inputs into Zions’ management compensation and are used in Zions’ strategic goals that have been and may continue to be articulated to investors. Therefore, the use of such non-GAAP measures are believed by management to be of substantial interest to the consumers of these financial disclosures and are used prominently throughout the disclosures. A reconciliation of the difference between such measures and GAAP financials is provided within the document, and users of this document are encouraged to carefully review this reconciliation.

Second quarter results reflect improved earnings, loan growth, and continued low levels of net charge-offs FINANCIAL PERFORMANCE 3 (1) Excludes brokered deposits. (2) See Appendix for non-GAAP financial measures. • Net earnings to common of $243 million reflects a $74 million improvement versus prior quarter and increased $53 million versus prior year • The net interest margin increased for the sixth straight quarter to 3.17%, aided by term deposit repricing and improved earning asset yields • Adjusted pre-provision net revenue grew 18% versus prior quarter and increased 14% versus prior year • Average loans grew 5.6% annualized versus prior quarter and 3.7% versus prior year • Average customer deposits declined 1.4% annualized versus prior quarter and were stable against prior year • Net charge-offs were 0.07% of loans, annualized Key Metrics (in millions, except ratios and per share data) 2Q25 1Q25 2Q24 Change From: 1Q25 2Q24 Net earnings to common $243 $169 $ 190 $74, or 44% $53, or 28% Diluted earnings per share (GAAP) $1.63 $1.13 $1.28 $0.50, or 44% $0.35, or 27% Net interest margin 3.17% 3.10% 2.98% 7 bps 19 bps Adjusted pre-provision net revenue2 $316 $267 $278 $49, or 18% $38, or 14% Efficiency ratio2 62.2% 66.6% 64.5% (440) bps (230) bps Average loans 60,460 59,365 58,291 5.6% annualized 3.7% Average customer deposits1 69,836 70,085 69,515 (1.4)% annualized 0.5% Net charge-offs / loans (annualized) 0.07% 0.11% 0.10% (4) bps (3) bps Return on average tangible common equity2 18.7% 13.4% 17.5% 530 bps 120 bps

DILUTED EARNINGS PER SHARE 4 (1) Items that were $0.05 per share or more. Earnings per share increased $0.50 versus prior quarter; compared to the year-ago period, earnings improved by $0.35 per share Diluted Earnings per Share EPS Impact of Provision for Credit Losses Notable Items1: 2Q25: • $0.05 per share positive impact from IPO of SBIC investment (FatPipe, Inc.) 1Q25: • $(0.11) per share negative impact from revaluation of deferred tax assets due to newly enacted state tax legislation 4Q24: • No items with impact > $0.05 per share during the quarter 3Q24: • No items with impact > $0.05 per share during the quarter 2Q24: • $0.07 per share positive impact from gains on sale of our Enterprise Retirement Solutions business and a bank-owned property $1.28 $1.37 $1.34 $1.13 $1.63 2Q24 3Q24 4Q24 1Q25 2Q25 $(0.03) $(0.07) $(0.21) $(0.09) $0.01 2Q24 3Q24 4Q24 1Q25 2Q25

PRE-PROVISION NET REVENUE (“PPNR”) 5 (1) PPNR includes taxable-equivalent revenue; Adjusted PPNR adjusts for items such as severance costs, restructuring costs, amortization of other intangibles, SBIC investment success fee accruals, FDIC special assessment, securities gains (losses), and fair value and non-hedge derivative income (loss). See Appendix for non- GAAP financial measures. Adjusted PPNR increased 18% over the prior quarter and 14% over the prior-year period driven by improved revenue Linked quarter (2Q25 vs. 1Q25) • Adjusted PPNR increased 18%: • Net interest income (FTE) up 4% • Customer-related fee income up 4% • Adjusted noninterest expense down 2% Year-over-year (2Q25 vs. 2Q24) • Adjusted PPNR increased 14%: • Net interest income (FTE) up 9% • Customer-related fee income up 7% • Adjusted noninterest expense up 3% $ 2 7 8 $ 3 0 2 $ 3 2 3 $ 2 6 8 $ 3 2 4 $ 2 7 8 $ 2 9 9 $ 3 1 2 $ 2 6 7 $ 3 1 6 2Q24 3Q24 4Q24 1Q25 2Q25 Pre-provision net revenue (PPNR) (non-GAAP) Adjusted PPNR (non-GAAP) PPNR1 ($ millions)

NET INTEREST INCOME & NET INTEREST MARGIN 6 Net interest margin improved 7 basis points sequentially and net interest income increased for both the linked quarter and year over year $597 $620 $627 $624 $648 2.98% 3.03% 3.05% 3.10% 3.17% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% $500 2Q24 3Q24 4Q24 1Q25 2Q25 Net Interest Income Net Interest Margin ($ m ill io n s ) Linked quarter (2Q25 vs. 1Q25) Net interest income increased 4%: • Interest income increased $23 million • $25 million, or 3%, increase on loans • $2 million, or 1%, decrease on money market and investment securities • Interest expense decreased $1 million • $14 million, or 4%, decrease on deposits • $13 million, or 17%, increase on borrowings Year-over-year (2Q25 vs. 2Q24) Net interest income increased 9%: • Interest income decreased $22 million, or 2% • Interest expense decreased $73 million, or 15% • $78 million, or 20%, decrease on deposits • $5 million, or 6%, increase on borrowings

(0.12%) (0.08%) 0.62% (0.02%) (0.21%)2.98% 3.17% (0.02%) 0.04% 0.13% (0.09%) 0.01% 3.10% 3.17% NET INTEREST MARGIN 7 (1) The impact of noninterest-bearing sources of funds on the net interest margin is calculated as the difference between interest earning assets and interest-bearing liabilities divided by earnings assets multiplied by rate paid on interest-bearing liabilities. Repricing of interest-bearing deposits contributed to the expansion of the net interest margin over prior year and prior quarter Year-Over-Year (2Q25 vs. 2Q24)Linked Quarter (2Q25 vs. 1Q25) Loans DepositsMoney Mkt & Securities Borrowings Free Funds1 Loans DepositsMoney Mkt & Securities Borrowings Free Funds1 2Q24 2Q251Q25 2Q25

NONINTEREST INCOME AND REVENUE 8 (1) Reflects total customer-related noninterest income, which excludes dividends and other income and net securities gains (losses). (2) Adjusted revenue is the sum of taxable-equivalent net interest income and noninterest income less adjustments. See Appendix for non-GAAP financial measures. (3) Effective 1Q25, customer-related fee income includes fair value and nonhedge derivative income (loss) in capital markets fees, which was previously disclosed under noncustomer-related noninterest income. Prior period amounts have been reclassified, and this income component continues to be excluded from adjusted revenues. See Appendix for non-GAAP financial measures. Customer-related noninterest income increased 7% versus prior year period driven largely by higher capital markets fees and income $153 $158 $176 $158 $164 2Q24 3Q24 4Q24 1Q25 2Q25 Customer-Related Noninterest Income 1,3 ($ millions) $ 7 7 6 $ 7 9 2 $ 8 2 0 $ 7 9 5 $ 8 3 8 $ 7 8 4 $ 7 9 8 $ 8 2 1 $ 8 0 0 $ 8 3 7 2Q24 3Q24 4Q24 1Q25 2Q25 Total Revenue (GAAP) Adjusted Revenue (Non-GAAP) Total Revenue 2,3 ($ millions)

NONINTEREST EXPENSE 9 (1) Adjusted for severance costs, restructuring costs, SBIC investments success fee accruals, FDIC special assessment, intangibles amortization, and other real estate expense. (2) In addition to the expense adjustments from note 1, the efficiency ratio also includes adjustments to revenue for taxable-equivalent interest income, securities gains (losses), and fair value and non-hedge derivative income (loss). See Appendix for Non-GAAP financial measures. Noninterest expenses remain well-controlled with decreases in the quarter related primarily to seasonal compensation in the prior quarter Linked quarter (2Q25 vs. 1Q25) • Adjusted noninterest expense decreased $12 million, or 2% • Decrease includes impact of seasonally higher first quarter compensation, partially offset by higher incentive compensation accruals in the second quarter Year-over-year (2Q25 vs. 2Q24) • Adjusted noninterest expense increased $15 million, or 3%, driven primarily by higher incentive compensation accruals Notable items: • 2Q25: $2 million impact from success fee accrual associated with IPO of SBIC investment (FatPipe, Inc.) • 1Q25: $11 million impact of accelerated recognition of share-based compensation $ 5 0 9 $ 5 0 2 $ 5 0 9 $ 5 3 8 $ 5 2 7 $ 5 0 6 $ 4 9 9 $ 5 0 9 $ 5 3 3 $ 5 2 1 64.5% 62.5% 62.0% 66.6% 62.2% 2Q24 3Q24 4Q24 1Q25 2Q25 NIE (GAAP) Adjusted NIE (Non-GAAP) Efficiency Ratio ($ millions) Noninterest Expense (NIE) (1) (2)

$58.3 $58.7 $59.3 $59.6 $60.5 6.11% 6.15% 5.92% 5.84% 5.86% 2Q24 3Q24 4Q24 1Q25 2Q25 ($ billions) AVERAGE LOANS AND DEPOSITS 10 (1) Beta calculated using interest-bearing deposit spot rates on 8/31/24, and 6/30/25, which were 3.20% and 2.50%, respectively. Total deposit spot rate at 6/30/25 was 1.64%. (2) The increase in average noninterest-bearing deposits is partially the result of the migration of a consumer interest-bearing product into a new noninterest-bearing product in mid- May at our Nevada affiliate. Yields on loans increased 2 basis points; total cost of deposits decreased 8 basis points Average Total Loans Yield on Total Loans Average Total Deposits Total Cost of Deposits $49.1 $50.3 $51.5 $50.7 $49.5 $25.2 $24.7 $24.9 $24.2 $24.7 $74.2 $75.0 $76.4 $74.9 $74.3 2.11% 2.14% 1.93% 1.76% 1.68% 2Q24 3Q24 4Q24 1Q25 2Q25 ($ billions) Average Noninterest-bearing Deposits Average Interest-bearing Deposits Total interest-bearing deposits reflect a 70% cumulative beta1

$69 $71 $71 $71 $70 $4 $5 $5 $5 $4 $6 $3 $5 $4 $7 - 10 20 30 40 50 60 70 80 90 100 2Q24 3Q24 4Q24 1Q25 2Q25 $70 $70 $71 $70 $70 $5 $5 $5 $5 $4 $7 $6 $5 $7 $8 2.36% 2.36% 2.12% 2.01% 1.97% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% - 10 20 30 40 50 60 70 80 90 100 2Q24 3Q24 4Q24 1Q25 2Q25 DEPOSIT BALANCE AND BORROWING TRENDS 11 Note: Deposit figures shown in graphs may not foot due to rounding. Ending and average customer deposits decreased 1.5% and 0.4%, respectively, compared to prior quarter Q2 2025 total funding costs decreased 4 basis points compared to prior quarter • Customer deposits declined $1.1 billion (1.5%) linked quarter, driven by seasonal April outflows • Brokered deposits decreased $837 million (18%) linked quarter • FHLB advances increased $2.6 billion in response to loan growth and lower deposits Average Deposits and Borrowings ($ billions) Ending Deposits and Borrowings ($ billions)

TOTAL INVESTMENT SECURITIES & MONEY MARKET INVESTMENTS 12 The bank has strong on-balance sheet liquidity The investment securities portfolio is designed to be a storehouse of balance sheet liquidity • Principal and prepayment-related cash flows from investment securities were $726 million for the quarter, partially offset by reinvestment of $299 million • The composition of the investment securities portfolio allows for deep on-balance sheet liquidity through the repo market • Approximately 90% of investment securities are U.S. Government and U.S. Government Agency / GSE securities The investment securities portfolio is also used to balance interest rate risk • The estimated deposit duration at June 30, 2025 was assumed to be longer than the loan duration (including swaps); the investment securities portfolio balanced this mismatch • The estimated price sensitivity of the investment securities portfolio (including the impact of fair value hedges) was 3.8 years, compared to 3.7 years from the prior-year quarter Total Investment Securities and Money Market Investments (period-end balances) $19.5 $19.4 $18.8 $18.7 $18.4 $3.2 $2.2 $4.3 $2.9 $2.9 2Q24 3Q24 4Q24 1Q25 2Q25 Total Investment Securities Money Market Investments 28% 27% 28% 26% 26% % of earning assets ($ billions)

CREDIT QUALITY 13 Criticized and classified loan balances improved while nonperforming asset and net charge-off ratios remained low Key Credit Metrics • Net charge-offs relative to average loans: • 0.07% annualized in 2Q25 • 0.11% over the last 12 months • 0.51%: NPAs / loans + OREO • NPA balance increased $6 million in 2Q25 from 1Q25 • 4.4%: Classified loans / total loans • Classified balance decreased $194 million in 2Q25 from 1Q25 • 5.4%: Criticized loans / total loans • Criticized balance decreased $321 million in 2Q25 from 1Q25 Allowance for Credit Losses • 1.20% of total loans and leases, down 4 basis points from the previous quarter Credit Quality Ratios 3.8% 4.5% 5.9% 6.0% 5.4% 0.5% 0.6% 0.5% 0.5% 0.5% 2.2% 3.6% 4.8% 4.8% 4.4% 2Q24 3Q24 4Q24 1Q25 2Q25 Criticized / Loans NPAs / Loans + OREO Classified / Loans 267% 191% 234% 229% 224% 1.24% 1.25% 1.25% 1.24% 1.20% 2Q24 3Q24 4Q24 1Q25 2Q25 ALLL / Nonaccrual loans ACL / Loans

COMMERCIAL REAL ESTATE SUMMARY ($13.6 BILLION BALANCE) 14 Note: Loan to Value (LTV) calculations reflect the most current bank ordered / reviewed appraisal in the denominator and the current outstanding balance in the numerator. Appraisals and evaluations are performed in accordance with regulatory guidelines. Percentages shown in graphs may not foot due to rounding. The commercial real estate portfolio is granular and well diversified, 22% of total loans Term CRE ($11.2B) • Weighted average LTVs of < 60% • Maturity distribution over the next three years: 17% (2025), 23% (2026), 17% (2027) • Average & median loan size of $3.8 million & < $1 million • 12.4% criticized; 11.7% classified; 0.5% nonaccrual; 0.3% delinquencies Construction and Land Development ($2.4B) • Land and Acquisition & Development less than $300 million • 10.9% criticized; 7.0% classified; 0% nonaccrual; 0.03% delinquencies Office ($1.8B) • Weighted average LTVs (< 60%) • 75% suburban and 25% Central Business District • Average & median loan size of $4.3 million & <$1 million • 15.3% criticized; 15.2% classified; 2.9% nonaccrual; 1.4% delinquencies • $0.7 million net charge-offs – last 12 months • 82% term, 18% construction • Portfolio growth has been carefully managed for over a decade through disciplined concentration limits • Granular portfolio with solid sponsor or guarantor support • Collateral diversified by property type and location Multifamily, 30% Industrial, 22%Office, 13% Retail, 11% Hospitality, 5% Residential Construction, 6% Other, 14% CRE Portfolio Composition As of June 30, 2025

(200) (150) (100) (50) - 50 Multifamily Industrial Office ($ Millions) Change in CRE Problem Loans Levels 3/31/25 to 6/30/2025 Nonaccrual Classified Criticized COMMERCIAL REAL ESTATE PROBLEM LOANS IN FOCUS 15 Note: LTV calculations in the “Appraised Value” distribution to reflect most current appraisal in denominator and outstanding balance in the numerator. The Indexed Adjusted values are adjusted based on the MSA level REIS Commercial Property Price Indices and adjusted from the date of most current appraisal. Approximately 32% of CRE classified balances have 2025 appraisals, 31% in 2024, 4% 2023, 33% 2022 and earlier. The commercial real estate portfolio benefits from strong LTVs, guarantor support, low delinquencies, and diversification • CRE classifieds decreased $196 million during the quarter • Reduction in classified levels from improved leasing and cash flow on multifamily and industrial properties, re-margins, and payoffs • Low CRE nonaccruals (0.44%), delinquencies (0.27%), and charge-offs (TTM 0.02%) due to conservative underwriting, significant equity, and guarantor support • The ACL for CRE lending is substantial relative to credit quality measures (1.8% of CRE balances, 4.0x CRE nonaccruals) 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 CRE Non-Performing Asset and Charge-offs Levels Nonaccrual % GCO QTD Annualized 30+ Days Past Due 0% 5% 10% 15% 20% 25% 30% <=40% 41-50% 51-60% 61-70% 71-80% 81-90% 91-100% 100%+ Classified CRE LTVs Appraised vs. Index Adjusted Most Recent Appraisal Index Adjusted

9 .6% 9 .8% 9 .9% 1 0 .0% 1 0 .2% 1 0 .3% 1 0 .4% 1 0 .6% 1 0 .7% 1 0 .9% 1 0 .8% 1 1 .0% 1 0 .5% 1 0 .8% 1 1 .0% 1 1 .1% 1 1 .3% 1 1 .3% 1 1 .5% 1 1 .6% 1 1 .8% 1 2 .0% 1 1 .9% 1 2 .0% 0% 2% 4% 6% 8% 10% 12% 14% 3 Q 2 2 4 Q 2 2 1 Q 2 3 2 Q 2 3 3 Q 2 3 4 Q 2 3 1 Q 2 4 2 Q 2 4 3 Q 2 4 4 Q 2 4 1 Q 2 5 2 Q 2 5 Common Equity Tier 1 % ACL / Risk-weighted Assets CAPITAL STRENGTH 16 Loss-absorbing capital remains strong relative to our risk profile; low credit losses relative to capital levels as a percentage of risk-weighted assets Net Charge-offs annualized, as a percentage of risk-weighted assets 0 .1 6% (0 .0 2% ) 0 .0 0% 0 .0 8% 0 .0 8% 0 .0 5% 0 .0 4% 0 .0 9% 0 .0 2% 0 .2 1% 0 .0 9% 0 .0 6% (4%) (2%) 0% 2% 4% 6% 8% 10% 12% 14% 3 Q 2 2 4 Q 2 2 1 Q 2 3 2 Q 2 3 3 Q 2 3 4 Q 2 3 1 Q 2 4 2 Q 2 4 3 Q 2 4 4 Q 2 4 1 Q 2 5 2 Q 2 5 Common Equity Tier 1 Capital and Allowance for Credit Losses as a percentage of risk-weighted assets

FINANCIAL OUTLOOK (2Q 2026E VS. 2Q 2025A) 17 Outlook provided as of July 21, 2025 Outlook Comments Slightly Increasing ▪ Commercial loans are expected to lead growth Moderately Increasing ▪ Net interest income improvement expected to be driven by earning asset remix, loan and deposit growth, and fixed-rate asset repricing Moderately Increasing ▪ Customer-related noninterest income growth is expected to be broad and driven by increased customer activity and new client acquisition, with capital markets contributing in an outsized way Moderately Increasing ▪ Technology costs, increased marketing, and continued investments in revenue- generating businesses expected to put pressure on noninterest expense; positive operating leverage expected Customer-Related Noninterest Income Loan Balances (period-end) Net Interest Income Adjusted Noninterest Expense

ZIONS BANCORPORATION DRIVES VALUE FOR ITS STAKEHOLDERS 18 We are determined to help build strong, successful communities, create economic opportunity, and help our clients achieve greater financial strength through the relationships we develop and the services we provide Distinctive Local Operating Model Managing Risk Delivering Value to Our Stakeholders • Transformation of our core systems to a modern, real-time architecture improving banker productivity and customer experience • New digital products and services streamlining our customer interactions • 20% improvement in tangible book value per share in 2024 • Focus on serving small- to medium-sized businesses, resulting in a granular deposit franchise and a long-term funding advantage • Local decision making and empowered bankers support strong customer relationships • Coalition Greenwich Best Bank Awards: Ranked third among all U.S. banks in Middle Market Banking Segment • Have built and maintained a robust risk management team and framework since the global financial crisis • Net credit losses to loans ratio that is consistently in the top quartile of peer banks • Prepared for large bank regulation due to previous SIFI experience and simpler legal structure Across 11 western states, our footprint includes some of the strongest markets in the country reflected in the quality and diversity of our portfolio • These states create ~35% of national GDP • Population and job growth outpace national average Strong Geographic Footprint

APPENDIX 19 • Financial Results Summary • Accumulated Other Comprehensive Income (AOCI) • Balance Sheet Profitability • Loan Growth by Bank Brand and Loan Type • Allowance and Credit Metrics • Earning Asset Repricing • Interest Rate Swaps • Interest Rate Sensitivity • Loan Loss Severity (NCOs as a percentage of nonaccrual loans) • Credit Metrics: Commercial Real Estate • Non-GAAP Financial Measures

FINANCIAL RESULTS SUMMARY 20 (1) Adjusted for items such as severance costs, restructuring costs, amortization of other intangibles, SBIC investment success fee accrual, FDIC special assessment, and securities gains (losses). See Appendix for non-GAAP financial measures; (2) Net Income before Preferred Dividends used in the numerator; (3) Net Income Applicable to Common used in the numerator; (4) Includes noninterest-bearing deposits; (5) Current period ratios and amounts represent estimates. Quarterly financial highlights Three Months Ended (Dollar amounts in millions, except per share data) June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Earnings Results: Diluted Earnings Per Share $ 1.63 $ 1.13 $ 1.34 $ 1.37 $ 1.28 Net Earnings Applicable to Common Shareholders 243 169 200 204 190 Net Interest Income 648 624 627 620 597 Noninterest Income 190 171 193 172 179 Noninterest Expense 527 538 509 502 509 Pre-Provision Net Revenue - Adjusted(1) 316 267 312 299 278 Provision for Credit Losses (1) 18 41 13 5 Ratios: Return on Assets(2) 1.09% 0.77% 0.96% 0.95% 0.91 % Return on Common Equity(3) 15.3% 11.1% 13.2% 14.1% 14.0 % Return on Tangible Common Equity(3) 18.7% 13.4% 16.0% 17.4% 17.5 % Net Interest Margin 3.17% 3.10% 3.05% 3.03% 2.98 % Yield on Loans 5.86% 5.84% 5.92% 6.15% 6.11 % Yield on Investment Securities 2.74% 2.75% 2.73% 2.86% 2.90 % Average Cost of Total Deposits(4) 1.68% 1.76% 1.93% 2.14% 2.11 % Efficiency Ratio (1) 62.2% 66.6% 62.0% 62.5% 64.5 % Effective Tax Rate 21.8% 28.9% 20.0% 22.7% 23.3 % Ratio of Nonperforming Assets to Loans, Leases and OREO 0.51% 0.51% 0.50% 0.62% 0.45 % Annualized Ratio of Net Loan and Lease Charge-offs to Average Loans 0.07% 0.11% 0.24% 0.02% 0.10 % Common Equity Tier 1 Capital Ratio(5) 11.0% 10.8% 10.9% 10.7% 10.6%

(3.1) (2.7) (2.4) (2.0) (1.7) (3.5) (3.0) (2.5) (2.0) (1.5) (1.0) (0.5) 0.0 4Q22 4Q23 4Q24 4Q25 4Q26 B ill io n s ACCUMULATED OTHER COMPREHENSIVE INCOME/LOSS (AOCI) 21 Note: AOCI burndown based on path of forward curve and hedges in place at 03/31/2025 and 7/9/2025. Includes accretion of unrealized losses related to the 4Q22 transfers of AFS securities to HTM. Assets are assumed to experience prepayments, amortization and maturity events, in addition to interest rate resets. Steady AOCI improvement with meaningful protection against term rate volatility due to hedging strategy • AOCI is projected to improve by over $400 million, or 17%, in 2025 relative to 2024. • This adds 44 basis points to the current tangible common equity ratio, all else equal • Hedging strategy provides meaningful protection against term rate volatility • The forward curve at 7/9/2025 assumes two additional rate cuts in 2025 and two cuts in 2026 Actual Projection Based on forward curve at 7/9/2025 AOCI Projection $728 million, or 31%, improvement from 4Q24 to 4Q26 17% 31% Projected Improvement vs 4Q24

BALANCE SHEET PROFITABILITY 22 (1) Return on Tangible Common Equity is a non-GAAP measure. See Appendix for non-GAAP financial measures. Excluding the effect of AOCI from average tangible common equity would result in associated returns of 10.9%, 11.4%, 10.9%, 9.2%, and 13.1% for the periods presented, respectively. Improved profitability during the quarter on strong revenue growth 0.91% 0.95% 0.96% 0.77% 1.09% 2Q24 3Q24 4Q24 1Q25 2Q25 17.5% 17.4% 16.0% 13.4% 18.7% 2Q24 3Q24 4Q24 1Q25 2Q25 Return on Assets Return on Tangible Common Equity 1

LOAN GROWTH – BY BANK AFFILIATE AND LOAN TYPE 23 “Other” loans includes consumer construction, bankcard, and other consumer loan categories. Totals shown above may not foot due to rounding. Strong linked quarter growth in C&I lending, particularly at Zions Bank, Amegy Bank, and California Bank & Trust Zions Bank, 28% CB&T, 23% Amegy, 26% NBAZ, 8% NSB, 5% Vectra, 5% CBW, 4% Other, 1% Commercial ($31.7B) Zions Bank, 21% CB&T, 32%Amegy, 18% NBAZ, 12% NSB, 6% Vectra, 6% CBW, 5% Commercial Real Estate ($13.6B) Consumer ($15.6B) Zions Bank, 25% CB&T, 22% Amegy, 23% NBAZ, 9% NSB, 9% Vectra, 9% CBW, 0.4% Other, 2% Period-End Linked Quarter Loan Growth (2Q25 vs. 1Q25) C o m m e rc ia l C R E C o n s u m e r Loan Distribution by Bank and Product (in millions) Zions Bank CB&T Amegy NBAZ NSB Vectra CBW Other Total C&I (ex-Oil & Gas) 296 117 102 19 25 (25) 8 3 545 Owner occupied 41 13 29 (1) (9) (15) (2) - 56 Energy (Oil & Gas) (2) - 71 (1) - (1) 1 - 68 Municipal (24) - (5) 3 3 2 (7) (8) (36) CRE C&D (49) (24) (24) (50) (113) 8 (38) - (290) CRE Term 32 99 70 (43) 128 (35) 60 - 311 1-4 Family 30 86 (32) 31 - 17 (2) (11) 119 Home Equity 40 33 11 11 12 11 (4) - 114 Other 17 10 4 (7) 1 (21) 2 (1) 5 Total net loans 381 334 226 (38) 47 (59) 18 (17) 892

ALLOWANCE AND CREDIT METRICS 24 CECL methodology reflects reserve build ahead of realized deterioration of credit metrics 514 546 590 636 678 711 738 729 736 726 736 741 743 732 1.00 1.04 1.09 1.14 1.20 1.25 1.30 1.26 1.27 1.24 1.25 1.25 1.24 1.20 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 ACL ($) ACL (% of loans) Through 2022 and 2023, the ACL increased, despite improving problem loan levels, due to forecasts of future credit quality deterioration. The reserve ratio in 2024 remained stable as deterioration previously reserved for was somewhat realized. The decrease in the second quarter of 2025 was been driven by reduced risk in our commercial real estate portfolio. 252 201 151 149 171 162 216 222 248 261 363 297 305 308 1,148 1,009 965 929 912 768 769 825 966 1,264 2,093 2,870 2,891 2,697 Nonaccruals Classifieds Coverage ratio remained steady while problem loans increased Coverage ratio increased while problem loans decreased

SIMULATED REPRICING EXPECTATIONS: EARNING ASSETS & LOANS 25 (1) Assets are assumed to experience prepayments, amortization and maturity events, in addition to interest rate resets. A substantial portion of earning assets reset within one year with additional resets in later periods 55% 9% 8% 7% 9% 12% 56% 9% 8% 7% 8% 12% ≤ 3m 4-12m 1-2 yrs 2-3 yrs 3-5 yrs > 5 yrs P e rc e n t o f L o a n s Loans: Rate Reset / Maturity Profile1 Loans After Hedging 46% 8% 8% 7% 11% 20% 49% 8% 8% 6% 9% 20% ≤ 3m 4-12m 1-2 yrs 2-3 yrs 3-5 yrs > 5 yrs P e rc e n t o f E a rn in g A s s e ts Earning Assets After Hedging Earning Assets: Rate Reset / Maturity Profile1

5,467 5,299 5,166 5,166 5,166 5,166 3,707 3.33 3.32 3.31 3.31 3.31 3.31 3.17 0 1,000 2,000 3,000 4,000 5,000 6,000 1Q25 2Q25 3Q25 4Q25 2026 2027 2028 Average Outstanding ($B) Average Fixed Rate Paid (%) 1,250 1,250 1,250 1,200 1,008 908 792 3.48 3.48 3.48 3.49 3.68 3.90 3.89 0 200 400 600 800 1,000 1,200 1,400 1Q25 2Q25 3Q25 4Q25 2026 2027 2028 Average Outstanding ($B) Average Fixed Rate Received (%) INTEREST RATE SWAPS AT JUNE 30, 2025 26 Swaps are used to balance our interest rate sensitivity to income and value Receive-Fixed Hedges1 (pay floating rate) Pay-Fixed Rate Hedges2 (receive floating rate) (1) Received-fixed hedges consist of hedging pools of floating rate loans or received-fixed swaps on subordinated debt. (2) Pay-fixed hedges consist of fair value swaps hedging fixed-rate AFS securities and fixed-rate commercial loans or short-term debt hedges on rolling FHLB advances. Interest rate sensitivity is managed in part with portfolio interest rate hedges1 • In the first quarter, we added $200 million of spot fair value hedges with a fixed rate of 3.71% and $1 billion of forward- starting (2028) pay-fixed fair value hedge swaps with an average fixed rate of 3.50%. $ M ill io n s

NET INTEREST INCOME – RATE SENSITIVITY 27 The rate path implied by the forward curve reflects modest asset sensitivity; net interest income increases under conservative assumptions Interest Rate Impacts on Net Interest Income1 (1) Assumes no change in the size or composition of the earning assets excluding derivative hedge activity but does assume a change in composition of deposits (a lesser proportion of noninterest-bearing relative to total deposits). (2) This analysis presents latent interest rate sensitivity which reflects future changes in net interest income (“NII”) based upon past rate movements that have yet to be fully realized in revenue, and emergent interest rate sensitivity reflecting changes to NII based upon future rate movements implied by the forward rate curve at 7/9/2025. Net Interest Income Sensitivity 0.3% 4.1% 6.1% -100 bps Implied Rate Path +100 bps 2Q26 vs. 2Q25 In a flat rate environment, net interest income is modeled to increase 9.9% based on past rate movements that have yet to be realized in revenue; 53% cumulative total deposit beta Latent2 Emergent2 Implied The estimated impact of future rate changes from market implied rates reduces net interest income by 5.8% versus the latent scenario. This assumes a Fed Funds Target of 3.75% at 2Q26. 9.9% (5.8%) 4.1% The combined impact of latent and emergent sensitivities is modeled to be 4.1% in 2Q26 relative to 2Q25; 40% cumulative total deposit beta -100 and +100 parallel interest rate shocks suggest moderate rate sensitivity between 0.3% and +6.1% Hypothetical simulations both assume $1.4 billion of noninterest-bearing demand deposit migration to higher-cost products on an otherwise static balance sheet. Modeled sensitivities shown are not guidance.

INTEREST RATE SENSITIVITY – PARALLEL RATE SHOCKS 28 (1) 12-month forward simulated impact of an instantaneous and parallel change in interest rates and assumes no change in the size or composition of the earning assets excluding derivative hedge activity but does assume a change in composition of deposits (a lesser proportion of noninterest-bearing relative to total deposits). Standard parallel rate shocks suggest asset sensitivity (8%) (4%) 5% 8% (9%) (4%) 4% 8% −200 bps −100 bps +100 bps +200 bps Simulated Net Interest Income Sensitivity 1 as of 3/31/2025 as of 6/30/2025

LOAN LOSS SEVERITY 29 Source: S&P Capital IQ. Calculated using the average of annualized quarterly results. When problems arise, Zions generally experiences less severe loan losses due to strong collateral and underwriting practices 1 3% 1 7% 1 7% 1 9% 1 9% 2 3% 2 5% 3 2% 4 0% 4 5% 4 6% 4 7% 5 0% 5 3% 5 3% 5 5% 5 6% 7 6 % W A L C M A M T B B O K F Z IO N F H N C A D E W B S W T F C E W B C C F G K E Y H B A N S N V C F R F IT B R F P N F P C O L B Annualized NCOs / Nonaccrual Loans Five Year Average (2020Q2 – 2025Q1) Annualized NCOs / Nonaccrual Loans Fifteen Year Average (2010Q2 – 2025Q1) 1 5% 1 7% 1 9% 1 9% 2 1% 2 5% 2 5% 3 1% 4 0% 4 1% 4 2% 4 3% 4 6% 5 2% 5 3% 5 3% 5 3% 6 6 % B O K F W A L M T B Z IO N C A D E F H N C M A W B S C F G E W B C C F R W T F C K E Y R F P N F P H B A N S N V F IT B C O L B > 1 0 0% > 1 0 0%

0% 5% 10% 15% 20% 25% 30% 35% <=40% 41-50% 51-60% 61-70% 71-80% 81-90% 91-100% 100%+ Most Recent Appraisal Index Adjusted IN-DEPTH REVIEW: COMMERCIAL REAL ESTATE 30 Data is updated through 2Q25. LTV calculations in the “Appraised Value” distribution to reflect most current appraisal in denominator and outstanding balance in the numerator. The Indexed Adjusted values are adjusted based on the MSA level REIS Commercial Property Price Indices and adjusted from the date of most current appraisal. Limited tail loan-to-value risk in portfolio; controlled CRE growth and improving credit metrics Term WAVG LTV % of CRE Term % of CRE Construction Multifamily 57% 28% 56% Industrial / Warehouse 51% 23% 23% Office 57% 16% 1% Retail 47% 13% 4% Hospitality 44% 6% 0% Zions has limited “tail risk” in its CRE portfolio Total CRE Problem Loan Trends as a percentage of total CRE loans ($ b ill io n s ) Term CRE LTVs Appraised vs. Indexed 0% 2% 4% 6% 8% 10% 12% 14% 16% 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Criticized % Classified % Nonaccrual % GCO QTD Annualized 0.3 1.2 0.6 0.3 0.1 1.9 2.5 1.9 1.0 3.7 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 2025 2026 2027 2028 2029+ Maturities Construction Balances Term Balances 2.7 2.8 2.8 2.7 2.4 10.8 10.6 10.7 10.9 11.2 2Q24 3Q24 4Q24 1Q25 2Q25 Balance Trends Construction Balances Term Balances

DISCIPLINED COMMERCIAL REAL ESTATE GROWTH 31 Source: S&P Capital IQ. Data as of 1Q25; peer growth rates are normalized for significant acquisitions Commercial real estate loan growth lags peers due to continued exercise of concentration risk discipline Zions has exercised caution in CRE concentrations for more than a decade and in underwriting standards for many decades. • Key factors for consideration in credit risk within CRE • Measured and disciplined growth compared to peers • Significant borrower equity – conservative LTVs • Disciplined underwriting on debt service coverage • Diversified by geography and asset class • Limited exposure to land 0 50 100 150 200 250 300 350 1 Q 1 5 1 Q 1 6 1 Q 1 7 1 Q 1 8 1 Q 1 9 1 Q 2 0 1 Q 2 1 1 Q 2 2 1 Q 2 3 1 Q 2 4 1 Q 2 5 ZION Peer Top Quartile Peer Bottom Quartile Indexed: 1Q15 = 100 Commercial Real Estate Excluding Owner Occupied

0.1 0.1 0.1 0.1 1.8 1.8 1.7 1.7 1.7 2Q24 3Q24 4Q24 1Q25 2Q25 Balance Trends Construction Balances Term Balances IN-DEPTH REVIEW: CRE OFFICE ($1.8 BILLION BALANCE) 32 Data updated through 2Q25. (1) Based on loans > $2.0 million - 90% of portfolio. LTV calculations in the “Appraised Value” distribution to reflect most current appraisal in denominator and outstanding balance in the numerator. The Indexed Adjusted values are adjusted based on the MSA level REIS Commercial Property Price Indices and adjusted from the date of most current appraisal. CRE Office portfolio makes up 13% of total CRE exposure and 3% of total loans; charge-offs remain limited • Allowance for credit losses: 3.3% of balances / 22% of criticized balances • 8% decrease in balances year-over-year via payoffs, loan rebalance, amortization • Elevated criticized levels due to tenant vacancy in multi-tenant buildings and value add properties undergoing lease up • Despite elevated criticized, nonaccruals remain low at 2.9% • Median loan size: <$1 million; average loan size: $4.5 million • 34% variable rate with swap, 16% fixed rate, 50% variable rate w/o swap • 28% of total office exposure has a maturity date in the next 12 months • By State – 24% UT, 18% WA, 18% CA, 14% AZ, 10% TX, 16% all other Office Problem Loan Trends as a percentage of total office loans ($ billions) When values are updated based on indexed / current values, office exposure continues to benefit from low LTVs at origination CRE Office Term LTVs Appraised vs. Indexed 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Criticized % Classified % Nonaccrual % GCO QTD Annualized 0.3 0.3 0.4 0.1 0.6 0.0 0.5 1.0 1.5 2.0 2.5 2025 2026 2027 2028 2029+ Maturities Construction Balances Term Balances 0% 5% 10% 15% 20% 25% 30% 35% <=40% 41-50% 51-60% 61-70% 71-80% 81-90% 91-100% 100%+ Most Recent Appraisal Index Adjusted ($ billions) 0.1

0% 5% 10% 15% 20% 25% 30% 35% 40% <=40% 41-50% 51-60% 61-70% 71-80% 81-90% 91-100% 100%+ Most Recent Appraisal Index Adjusted CRE Multifamily Term LTVs Appraised vs. Indexed IN-DEPTH REVIEW: CRE MULTIFAMILY ($4.1 BILLION BALANCE) 33 Data is updated through 2Q25. LTV calculations in the “Appraised Value” distribution to reflect most current appraisal in denominator and outstanding balance in the numerator. The Indexed Adjusted values are adjusted based on the MSA level REIS Commercial Property Price Indices and adjusted from the date of most current appraisal. CRE multifamily portfolio is 30% of total CRE exposure; 7% of total loan exposure • Allowance for credit losses: 1.9% of total multifamily balances / 12% of criticized balances – no charge offs in last 12 months • 5% increase in balances year-over-year – construction loans funding up • Increase in criticized levels from longer lease up timelines and construction delays but nonaccruals (0.0%) and delinquencies (0.0%) remain low • 78% term, 22% construction • Median loan size: $1 million; average loan size: $5.8 million • 18% variable rate with swap, 12% fixed rate, 70% variable rate w/o swap • By State – 28% TX, 26% CA, 11% UT, 11% AZ, 24% all other Multifamily Problem Loan Trends as a percentage of total multifamily loans When values are updated based on indexed / current values, office exposure continues to benefit from low LTVs at origination 0% 5% 10% 15% 20% 25% 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Criticized % Classified % Nonaccrual % GCO QTD Annualized 0.0 0.6 0.2 0.1 0.0 0.7 1.0 0.5 0.1 0.8 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 2025 2026 2027 2028 2029+ Maturities Construction Balances Term Balances 1.0 1.1 1.1 1.0 0.9 2.8 2.8 2.9 3.1 3.1 2Q24 3Q24 4Q24 1Q25 2Q25 Balance Trends Construction Balances Term Balances ($ billions)($ billions)

0% 5% 10% 15% 20% 25% 30% 35% 40% 45% <=40% 41-50% 51-60% 61-70% 71-80% 81-90% 91-100% 100%+ Most Recent Appraisal Index Adjusted 0.5 0.5 0.5 0.5 0.4 2.5 2.5 2.5 2.4 2.6 2Q24 3Q24 4Q24 1Q25 2Q25 Balance Trends Construction Balances Term Balances IN-DEPTH REVIEW: CRE INDUSTRIAL ($3.0 BILLION BALANCE) 34 Data is updated through 2Q25. LTV calculations in the “Appraised Value” distribution to reflect most current appraisal in denominator and outstanding balance in the numerator. The Indexed Adjusted values are adjusted based on the MSA level REIS Commercial Property Price Indices and adjusted from the date of most current appraisal. CRE Industrial portfolio is 22% of total CRE exposure; 5% of total loan exposure • Allowance for credit losses: 1.6% of balances / 10% of criticized balances • 3% decrease in balances year-over-year via payoffs, loan rebalance, amortization • Increase in criticized levels from longer lease up timelines and construction delays but nonaccruals (0.0%) and delinquencies (0.0%) remain low • 88% term, 12% construction • Median loan size: $1.6 million; average loan size: $4.6 million • 18% variable rate with swap, 12% fixed rate, 70% variable rate w/o swap • By State – 32% CA, 17% TX, 14% AZ, 12% UT, 9% NV, 16% all other Industrial Problem Loan Trends as a percentage of total industrial loans ($ billions) When values are updated based on indexed / current values, office exposure continues to benefit from low LTVs at origination CRE Industrial Term LTVs Appraised vs. Indexed 0.1 0.2 0.1 0.0 0.0 0.5 0.6 0.5 0.2 0.7 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 2025 2026 2027 2028 2029+ Maturities Construction Balances Term Balances 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Criticized % Classified % Nonaccrual % GCO QTD Annualized ($ billions)

NON-GAAP FINANCIAL MEASURES 35 In millions, except per share amounts 2Q25 1Q25 4Q24 3Q24 2Q24 (a) Total noninterest expense $527 $538 $509 $502 $509 LESS adjustments: Severance costs 2 3 1 1 1 Other real estate expense (1) Amortization of core deposit and other intangibles 2 2 2 2 1 FDIC special assessment (3) 1 SBIC investment success fee accrual 2 1 Restructuring costs (b) Total adjustments 6 5 - 3 3 (c) = (a - b) Adjusted noninterest expense 521 533 509 499 506 d) Net interest income 648 624 627 620 597 (e) Fully taxable-equivalent adjustments 13 11 12 12 11 (f) = (d + e) Taxable-equivalent net interest income (TE NII) 661 635 639 632 608 (g) Noninterest Income 190 171 193 172 179 (h) = (f + g) Combined Income $851 $806 $832 $804 $787 LESS adjustments: Fair value and nonhedge derivative income (loss) - - 3 (3) (1) Securities gains (losses), net 14 6 8 9 4 (i) Total adjustments 14 6 11 6 3 (j) = (h - i) Adjusted revenue $837 $800 $821 $798 $784 (j - c) Adjusted pre-provision net revenue (PPNR) $316 $267 $312 $299 $278 (c) / (j) Efficiency Ratio 62.2% 66.6% 62.0% 62.5% 64.5%

NON-GAAP FINANCIAL MEASURES (CONTINUED) 36 In millions 2Q25 1Q25 4Q24 3Q24 2Q24 Return on Average Tangible Common Equity (Non-GAAP) Net earnings applicable to common $243 $169 $200 $204 $190 Adjustments, net of tax: Amortization of core deposit and other intangibles 2 1 1 1 1 (a) Net earnings applicable to common, net of tax $245 $170 $201 $205 $191 Average common equity (GAAP) $6,357 $6,182 $6,036 $5,738 $5,450 Average goodwill and intangibles (1,097) (1,052) (1,053) (1,054) (1,056) (b) Average tangible common equity (non-GAAP) $5,260 $5,130 $4,983 $4,684 $4,394 (c) Number of days in quarter 91 90 92 92 91 (d) Number of days in year 365 365 366 366 366 (a/b/c)*d Return on average tangible common equity (non- GAAP) 18.7% 13.4% 16.0% 17.4% 17.5%

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